Income Taxes	9 Months Ended
Sep. 30, 2020
Income Tax Disclosure [Abstract]
Income Taxes
9. INCOME TAXES
The Company is incorporated in the Cayman Islands and conducts its primary business operations through the subsidiaries and VIEs in the PRC. It also has intermediate holding companies in Hong Kong and Singapore. Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains. Additionally, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed. Under the Hong Kong tax laws, subsidiaries in Hong Kong are subject to the Hong Kong profits tax rate at 16.5% and they may be exempted from income tax on their foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends. Under the Singapore tax laws, subsidiaries in Singapore are subject to a unified 17% tax rate, except for certain entities that are entitled to preferential tax treatments, and there are no withholding taxes in Singapore on remittance of dividends.
Under the PRC Enterprise Income Tax (“EIT”) Law, which has been effective since January 1, 2008, domestic enterprises and Foreign Investment Enterprises (the “FIEs”) are subject to a unified 25% enterprise income tax rate, except for certain entities that are entitled to preferential tax treatments.
The effective tax rates were negative 0.38% and 0.73% for the nine months ended September 30, 2019 and 2020, respectively. The effective tax rates were lower than the PRC statutory EIT rate of 25% mainly because PRC entities file separate tax returns and most subsidiaries were in an accumulated loss position.
The effective tax rates are subject to change in subsequent period as the estimates of pretax income or loss for the year increase or decrease and certain subsidiaries of the Company may or may not continue to qualify for certain preferential tax rates.
Valuation allowances have been provided on the net deferred tax assets where, based on all available evidence, it was considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. Realization of the net deferred tax assets is dependent on factors including future reversals of existing taxable temporary differences and adequate future taxable income, exclusive of reversing deductible temporary differences and tax loss or credit carry forwards. The Group evaluates the potential realization of deferred tax assets on an entity-by-entity
basis. As of December 31, 2019 and September 30, 2020, valuation allowances were provided against deferred tax assets in entities where it was determined it was more likely than not that the benefits of the deferred tax assets will not be realized.
The Group evaluated its income tax uncertainty under ASC 740. ASC 740 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. The Group elects to classify interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the con
densed
consolidated statements of comprehensive loss. As of December 31, 2019, and September 30, 2020, there was no significant impact from tax uncertainty on the Group’s financial position and result of operations. The Group does not expect the amount of unrecognized tax benefits would increase significantly in the next 12 months. In general, the PRC tax authorities have up to five years to conduct examinations of the tax filings of the Group’s PRC subsidiaries. Accordingly, the PRC subsidiaries’ tax filings from 2015 through 2019 remain open to examination by the respective tax authorities. The Group may also be subject to the examinations of the tax filings in other jurisdictions, which are not material to the consolidated financial statements.